LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JANUARY 4, 2013

TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

For each fund listed in Schedule A, the following information supplements and/or amends any information to the contrary in the fund’s Statement of Additional Information:

Effective December 31, 2012, the fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission (the “CFTC”). With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the fund’s positions in such investments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

As noted above, the fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the fund’s investment in other investment vehicles, including investment companies that are not managed by the fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until the later of June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The fund’s manager has filed the required notice to claim this no-action relief.

SCHEDULE A

LEGG MASON PARTNERS EQUITY TRUST

Fund	Date of SAI
ClearBridge Equity Income Fund	May 1, 2012
ClearBridge Tactical Dividend Income Fund	February 29, 2012
Legg Mason Batterymarch Global Equity Fund	February 29, 2012
Legg Mason Batterymarch S&P 500 Index Fund	January 31, 2012
Legg Mason Batterymarch U.S. Large Cap Equity Fund	March 31, 2012
Legg Mason Dynamic Multi-Strategy Fund	June 27, 2012
Legg Mason Investment Counsel Financial Services Fund	August 1, 2012
Legg Mason Investment Counsel Social Awareness Fund	May 31, 2012
Legg Mason Target Retirement 2015	May 31, 2012
Legg Mason Target Retirement 2020	May 31, 2012
Legg Mason Target Retirement 2025	May 31, 2012
Legg Mason Target Retirement 2030	May 31, 2012
Legg Mason Target Retirement 2035	May 31, 2012
Legg Mason Target Retirement 2040	May 31, 2012
Legg Mason Target Retirement 2045	May 31, 2012
Legg Mason Target Retirement 2050	May 31, 2012
Legg Mason Target Retirement Fund	May 31, 2012
Permal Tactical Allocation Fund	May 1, 2012

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

Fund	Date of SAI
Legg Mason ClearBridge Variable Equity Income Builder Portfolio	May 1, 2012
Legg Mason Dynamic Multi-Strategy VIT Portfolio	May 1, 2012
Legg Mason Investment Counsel Variable Social Awareness Portfolio	May 1, 2012

Please retain this supplement for future reference.

LMFX015249

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